                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Tivoli Industries Inc.
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               (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.   Amount Previously Paid:

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7.   Form, Schedule or Registration Statement No.:

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8.   Filing Party:

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9.  Date Filed:

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

                            TIVOLI INDUSTRIES, INC.
                          1513 East St. Gertrude Place
                          Santa Ana, California 92705

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 17, 1999

TO THE SHAREHOLDERS OF TIVOLI INDUSTRIES, INC.:

     Notice Is Hereby Given that the Annual Meeting of Shareholders of Tivoli Industries Inc., a California corporation (the "Company"), will be held on Wednesday, March 17, 1999, at 1:00 p.m. Pacific Standard Time at the Doubletree Hotel, Seven Hulton Center Drive, Santa Ana, California for the following purposes:

1. To elect five directors to serve for the ensuing year until the 2000 annual meeting of shareholders and until their successors are elected.

2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect, at any time prior to the 2000 annual meeting of shareholders or no time in the sole discretion of the Board of Directors, a reverse stock split whereby the Company would issue one (1) new share of the Company's Common Stock in exchange for three (3) shares of the Company's outstanding Common Stock.

3. To approve the reincorporation of the Company in the State of Delaware from the State of California.

4. To ratify the selection of Corbin & Wertz as independent auditors of the Company for its fiscal year ending September 30, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on January 22, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                  By Order of the Board of Directors



                                  Terrence C. Walsh
                                  Chairman and Chief Executive Officer

Santa Ana, California
January [27], 1999

     All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed Proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                            TIVOLI INDUSTRIES, INC.
                         1513 East St. Gertrude Place
                          Santa Ana, California 92705

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                March 17, 1999

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Tivoli Industries, Inc., a California corporation (the "Company"), for use at the annual meeting of shareholders to be held on March 17, 1999, at 1:00 p.m. Pacific Standard Time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Doubletree Hotel, Seven Hulton Center Drive, Santa Ana, California. The Company intends to mail this Proxy Statement and accompanying Proxy Card on or about January [27], 1999, to all shareholders entitled to vote at the Annual Meeting.

Solicitation

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on January 22, 1999, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 22, 1999, the Company had outstanding and entitled to vote [3,778,671] shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five (5) votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under California law, abstentions and broker non-votes are counted towards a quorum but, except for Proposals 2 and 3, are not counted for any purpose in determining whether a matter is approved. With respect to Proposals 2 and 3, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1513 East St. Gertrude Place, Santa Ana, California 92705, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

     The deadline for submitting a shareholder proposal to the Company for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of shareholders is October 30, 1999.

                                  PROPOSAL 1

                             Election Of Directors

     There are five nominees for the five Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Four of the five nominees listed below are currently directors of the Company, Terrence C. Walsh, Vincent F. Monte and Gerald E. Morris having been elected by the shareholders at the last annual meeting, and Peter J. Shaw having been appointed to the Board in July 1998. Gordon C. Westerling is not currently a director of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                              EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

Name                    Age       Position Held With the Company
----                    ---       ------------------------------
Terrence C. Walsh        52       Chief Executive Officer and Chairman of the Board
Vincent F. Monte         71       Director
Gerald E. Morris         66       Director
Peter J. Shaw            52       Director
Gordon C. Westerling     66       Nominee for Director

     Terrence C. Walsh has served as Chairman of the Board and Chief Executive Officer of the Company since June 1997 and, from July 1991 through June 1997, as Chairman of the Board, President and Chief Executive Officer. In November 1997, Mr. Walsh was named Chairman of the Board of Directors of Targetti USA LLC, a joint venture which is 50% owned by the Company. From 1989 through 1991, Mr. Walsh was President and Chief Executive Officer of Integrated Lighting Industries, a specialty lighting company, and from 1986 to 1989, he served as Executive Vice President and General Manager of Jacobsen Industries, a specialty lighting company.

     Vincent F. Monte, a director of the Company since July 1991, has over 30 years experience as a chief financial officer in the lighting industry involving financial planning and activity based accounting systems. Mr. Monte served as the Company's Chief Financial Officer from July 1991 to June 1997. From 1989 to 1991, he was the Vice President of Finance for Integrated Lighting Industries, a specialty lighting company. From 1986 to 1989, Mr. Monte served as the Vice President of Finance of DATA 3,

Inc., a manufacturing application software developer, which was sold to a publicly traded company. Previously, Mr. Monte was, for several years, Vice President of Finance of Prescolite Inc., a lighting manufacturer and subsidiary of U.S. Industries, Inc.

     Gerald E. Morris, a director of the Company since February 1995, has for over 30 years been President and Chief Executive Officer of Intalite International N.V., a company engaged in the manufacture of metal ceilings for commercial use. Mr. Morris, a certified public accountant, serves on the board of several companies, including Rexel, Inc., an electrical products distributor, and Beacon Trust Company, a company engaged in the trust and asset management business. Mr. Morris is also chairman of the Board of Allmet Building Products, Inc., a company engaged in the manufacture of home improvement products, and he is President of Harrington Bros. Corporation, a company engaged in the fabrication and installation of sheet metal and heating, ventilation and air-conditioning products.

     Peter J. Shaw, a director of the Company since July 1998, has over 25 years experience in a variety of electronic and information technology companies. Since July 1998, Mr. Shaw has been President and Chief Executive Officer and a director of Sitematic Corporation, an internet web services and e-commerce company. From June 1997 to June 1998, he headed Shaw Management Advisors, Int'l LLC, a company that provided consultation services to information technology companies and industry/community volunteer projects. From December 1995 to May 1997, Mr. Shaw was Senior Vice President of NetManage, Inc., a publicly-traded software company. From 1989 to November 1995, Mr. Shaw was President, Chief Executive Officer and a director of AGE Logic, Inc., a company he founded that engaged in software development.

     Gordon C. Westerling has over 50 years experience in the electrical industry. Since 1974, Mr. Westerling has been Senior Vice President and a Partner of SASCO Electric Company, a company engaged in electrical construction, computer cabling and wireless systems. Since May 1998, he has been a director of Applied Process Technology, Inc., a company engaged in the design and manufacture of water treatment systems.

BACKGROUND OF EXECUTIVE OFFICERS NOT DESCRIBED ABOVE

     Charles F. Kimmel, age 48, has been President, Chief Operating Officer and Chief Financial Officer of the Company since June 1997. In November 1997, he also became Chief Financial Officer of Targetti USA LLC. From December 1995 to June 1997, Mr. Kimmel was the Director of Worldwide Operations for NetManage, Inc. From 1990 to December 1995, he was Chief Financial Officer and a director of AGE Logic, Inc., a software company. From 1988 to 1990, Mr. Kimmel was Executive Vice President, Chief Financial Officer and a director of True Data Corporation, a factory automation company, overseeing all financial, administrative and manufacturing functions of the company. Earlier in his career, Mr. Kimmel spent six years as a Division Controller and Operations Manager with various divisions of US Industries, Inc., including Prescolite, Inc.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended September 30, 1998, the Board of Directors held six meetings. During such period, each Board member attended all of the meetings of the Board held during the period for which he was a director.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee, currently composed of Messrs. Monte and Morris, met once during the fiscal year ended September 30, 1998.

     The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for employees and consultants of the Company. The Compensation Committee, currently composed of Messrs. Monte and Morris, did not meet during the fiscal year ended September 30, 1998.

                                  PROPOSAL 2

Approval of a reverse stock split whereby the Company would issue one (1) new share of the Company's Common Stock in exchange for three (3) shares of the Company's outstanding Common Stock

BACKGROUND

     The Board has approved, subject to shareholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation to effect, at any time prior to the 2000 annual meeting of shareholders or no time in the sole discretion of the Board of Directors, a reverse stock split whereby the Company would issue one (1) new share of the common stock of the Company (the "Common Stock") in exchange for three (3) shares of the Company's outstanding Common Stock (the "Reverse Split") and has directed that the Reverse Split be submitted to the shareholders of the Company for consideration and action. See "Reasons for the Reverse Split" below.

     The complete text of the form of amendment to the Company's Amended and Restated Articles of Incorporation (the "Restated Articles") that would be filed with the office of the Secretary of State of the State of California to effect the Reverse Split is set forth in Appendix A (the "Certificate of Amendment") to this Proxy Statement; provided, however, that the text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of California and as the Board deems necessary and advisable to effect the Reverse Split.

REASONS FOR THE REVERSE SPLIT

     The Board believes that the Reverse Split is desirable for a number of reasons. First, the Board believes that the Reverse Split will enhance the Company's ability to maintain the listing of the Common Stock on the Nasdaq SmallCap Market (the "Nasdaq-SmallCap"). Second, the Board believes that the Reverse Split will improve the marketability and liquidity of the Common Stock.

     The Company's shares of Common Stock have been listed and have traded on the Nasdaq-SmallCap since September 1994 when the Company completed its initial public offering. The rules of the Nasdaq-SmallCap require that as a condition of the continued listing of a company's securities on the Nasdaq-SmallCap, a company satisfy several listing requirements, which generally require that a company meet certain minimum criteria relating to its financial condition, results of operations and trading market for its listed securities. The listing criteria applicable to the Company consist of maintaining: (i) a public float of at least 500,000 shares; (ii) a market value of the public float of at least $1 million; (iii) a minimum bid price equal or greater than $1.00 per share; (iv) at least 300 shareholders (round-lot holders); (v) net tangible assets of at least $2 million or a market capitalization of at least $35 million or net income in the latest fiscal year (or 2 of the last 3 fiscal years) of at least $500,000; (vi) at least two (2) registered market makers; and (vii) compliance with certain corporate governance requirements.

     The bid price of the Company's shares of Common Stock is currently below the $1.00 per share minimum bid price requirement. On September 17, 1998, the Company received a letter from the Nasdaq Stock Market noting that the Common Stock had failed to maintain a closing bid price greater than or equal to $1.00 for the last ten consecutive trading dates. The letter further noted that the Company's securities would be subject to delisting if the Company was unable to demonstrate compliance with the minimum bid price requirement or any other listing criteria. In response to such letter, the Company requested a hearing before the Nasdaq Listing Qualifications Hearing Panel (the "Panel"). The Panel granted the Company a hearing which is scheduled to take place on February 12, 1999. At such hearing, the Company intends to explain its strategy (a) to increase the bid price of its Common Stock by, among other things, effecting (subject to shareholder approval) the Reverse Split, and (b) to maintain the other listing criteria. Other than the minimum bid price requirement, the Company believes that it satisfies all of the listing criteria. There can be no assurance, however, that Nasdaq will not delist the Company from the Nasdaq-SmallCap following such hearing.

     The Company believes that if the Reverse Split is approved by the shareholders at the Annual Meeting, and the Reverse Split is effectuated, the shares of Common Stock will have a minimum bid price in excess of $1.00 per share. The reduction in the number of outstanding shares of Common Stock caused by the Reverse Split is anticipated initially to proportionally increase the per share market price of the Common Stock. However, because some investors may view the Reverse Split negatively in that it reduces the number of shares available in the public market, there can be no assurance that the market price of the Common Stock will proportionally reflect the Reverse Split, or that even if the price of the Common Stock increases initially on a proportional basis, it will not decline in the future. In addition to satisfying the minimum bid price requirement, the Company would also need to continue to satisfy all other listing criteria. There can be no assurance that the Company will be successful in meeting these other maintenance criteria or, that, even if these listing criteria are met, Nasdaq will continue to list the Common Stock on the Nasdaq-SmallCap.

     If the Reverse Split is not approved by the shareholders at the Annual Meeting, then it is possible, depending on the volatility of the Common Stock and the Company's ability to meet the listing criteria described alone, that the Company will not meet the requirements for continued listing on the Nasdaq-SmallCap and will be delisted from the Nasdaq-SmallCap. The delisting of the Common Stock from the Nasdaq-SmallCap could adversely affect the liquidity of the Common Stock and the ability of the Company to raise capital. In the event of delisting, the shares of Common Stock would likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the NASD Electronic Bulletin Board. The spread between the bid and ask price of the shares of Common Stock is likely to be greater if such shares are quoted in the pink sheets then the current spread on the Nasdaq-SmallCap and shareholders may experience a greater difficulty in trading shares of the Common Stock.

     The Board also believes that the increased market price of its Common Stock which may occur as a result of the Reverse Split will improve the marketability and liquidity of the Common Stock by appealing to a broader market than that which currently exists and will encourage interest and trading in the Common Stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. An increase in the bid price of the Common Stock may, therefore, improve the marketability and liquidity of the Common Stock by encouraging institutional investors and brokers to trade in or recommend the Common Stock. However, if the Reverse Split is implemented, holders of fewer than 100 shares of Common Stock ("odd-lots") after the Reverse Split is effected may be charged brokerage fees that are proportionately higher than holders of more than 100 shares of Common Stock ("round-lots").

     The effect of the Reverse Split upon the market prices for the Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be three (3) times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results outlined above. In addition, there can be no assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time.

BOARD DISCRETION TO IMPLEMENT REVERSE SPLIT

     If the Reverse Split is approved by the shareholders of the Company at the Annual Meeting, the Reverse Split will be effected, if at all, only upon a determination by the Board in its sole discretion, that the Reverse Split is in the best interests of the Company and its shareholders. Such determination shall be based upon certain factors, including but not limited to, existing and expected marketability and liquidity of the Common Stock, Nasdaq continued listing requirements, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Split by the shareholders, the Board may, in its sole discretion, determine not to effect the Reverse Split prior to the 2000 annual meeting of shareholders. If the Board does not implement the Reverse Split prior to such meeting, shareholder approval again would be required prior to implementing any reverse split.

EFFECTS OF THE REVERSE SPLIT ON REGISTRATION, VOTING RIGHTS AND PREFERRED STOCK

     The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act. After the Reverse Split, the Common Stock will continue to be reported on the Nasdaq-SmallCap under the symbol "TVLI" (although Nasdaq will add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate the Reverse Split has occurred).

     Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the Reverse Split will continue to hold 2% of the voting power of the outstanding shares of Common Stock after the Reverse Split. Although the Reverse Split will not affect the rights of shareholders or any shareholder's proportionate equity interest in the Company (subject to the treatment of fractional shares), the number of authorized shares of Common Stock will not be reduced and will increase the ability of the Board to issue such authorized and unissued shares without further shareholder action. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Restated Articles or Bylaws. The number of shareholders of record will not be affected by the Reverse Split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest after the Reverse Split).

EFFECT ON STOCK OPTIONS AND WARRANTS

     The Reverse Split will effect a reduction in the number of shares of Common Stock available for issuance under the Company's 1994 Stock Option Plan, 1995 Stock Option Plan, 1997 Equity Incentive Plan and 1995 Non-Employee Directors' Stock Option Plan (collectively, the "Plans") in proportion to the exchange ratio of the Reverse Split. The aggregate number of shares of Common Stock currently authorized for issuance under the Plans is 1,110,000 (prior to giving effect to the Reverse Split). The number of shares of Common Stock available for issuance under the Plans will effectively be increased by the Reverse Split. The issuance of such additional authorized shares, if such shares were issued, may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock.

     The Company also has outstanding certain stock options and warrants to purchase shares of the Common Stock. Under the terms of the outstanding stock options and warrants, the Reverse Split will effect a reduction in the number of shares of Company Common Stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the Reverse Split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. For example, an option or warrant to purchase 100 shares of Common Stock at $0.60 per share would become an option to purchase 33 shares of Common Stock at an exercise price of $1.80 per share (plus, the holder would be entitled to cash for the fractional share; see "Payment for Fractional Shares" below). In connection with the Reverse Split, the number of shares of Common Stock issuable upon exercise of outstanding stock options and warrants will be rounded down to the nearest whole share, and no cash payment will be made in respect of such rounding.

EFFECTIVE DATE

     The Reverse Split would become effective as of the close of business on the date of filing (the "Effective Date") the Certificate of Amendment with the office of the Secretary of State of the State of California. Except as explained below with respect to fractional shares, on the Effective Date, each share of Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") will be, automatically and without any action on the part of the shareholders, converted into one-third (1/3) of a share of the Common Stock, proposed to be issued in connection with the Reverse Split (the "New Common Stock").

PAYMENT FOR FRACTIONAL SHARES

     No fractional shares of New Common Stock will be issued as a result of the Reverse Split. In lieu of any such fractional share interest, each holder of Old Common Stock who as a result of the Reverse Split would otherwise receive a fractional share of New Common Stock will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock on the Effective Date as reported on the Nasdaq-SmallCap by
(ii) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest. Such amount will be issued to such holder in the form of a check in accordance with the exchange procedures outlined under "Exchange of Stock Certificates" below.

EXCHANGE OF STOCK CERTIFICATES

     Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of Old Common Stock will receive from US Stock Transfer Corporation, the Company's exchange agent (the "Exchange Agent") for the Reverse Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of Transmittal Letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate which prior to the Reverse Split represented shares of Old Common Stock, together with a duly executed Transmittal Letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of New Common Stock into which the shares of Old Common Stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share interest. Each certificate representing shares of New Common Stock issued in connection with the Reverse Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of Old Common Stock. Until surrendered as contemplated herein, each certificate which immediately prior to the Reverse Split represented any shares of Old Common Stock shall be deemed at and after the Reverse Split to represent the number of full shares of New Common Stock contemplated by the preceding sentence.

     No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to approval of the Reverse Split represented any shares of Old Common Stock, except that if any certificates of New Common Stock are to be issued in a name other than that in which the certificates for shares of Old Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

NO DISSENTERS' RIGHTS

     Under California law, shareholders of the Company are not entitled to dissenters' rights with respect to the proposed Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     A summary of the federal income tax consequences of the proposed Reverse Split to the Company and to individual shareholders is set forth below. The following discussion is based upon present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. In addition, the Company has not and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Split. Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed Reverse Split on them under applicable federal, state, local and foreign income tax laws.

     It is intended that the Reverse Split will constitute a reorganization (a "Reorganization") within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. Assuming that the Reverse Split qualifies as a Reorganization, the following federal income tax consequences should result:

     (a) A shareholder will not recognize any gain or loss as a result of the Reverse Split except to the extent a shareholder receives cash in lieu of a fractional share. To the extent a shareholder receives cash in lieu of a fractional share, for tax purposes the shareholder will be deemed to have sold the fractional share to the Company. Although it is impossible to predict with certainty the tax consequences to any individual shareholder, such shareholder will likely recognize a gain or loss as a result of the repurchase of a fractional share equal to the difference between (i) the shareholder's proportionate adjusted basis in such fractional share, and (ii) the cash amount received for such fractional share. Any gain will be treated as short-term capital gain taxable at a maximum federal income tax rate of 39.6% to a non-corporate shareholder if the shareholder has held his shares for one year or less prior to the Effective Date or long-term capital gain taxable at a maximum federal income tax rate of 20% to a non-corporate shareholder if the shareholder has held his shares for more than one year prior to the Effective Date;

          (b) The aggregate tax basis of the shares of New Common Stock received by the shareholder pursuant to the Reverse Split will equal the aggregate tax basis of the shares of Old Common Stock held by the shareholder immediately prior to the Effective Date of the Reverse Split reduced by any basis allocated to a fractional share for which the shareholder receives cash. The shareholder will be able to "tack" the holding period of the Old Common Stock prior to the Reverse Split to the holding period of the New Common Stock received by the shareholder as a result of the Reverse Split, provided that the shares of Old Common Stock were capital assets in the hands of the shareholder; and

          (c) The Company will not recognize gain or loss as a result of the Reverse Split.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is necessary to approve the Reverse Split and the Certificate of Amendment. Abstentions and broker non-votes will have the same effect as negative votes.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                  PROPOSAL 3

                  Reincorporation of the Company in Delaware
               and related changes to the rights of shareholders

GENERAL

     The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. The Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain its current directors. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to adopt or maintain certain measures designed to make hostile takeovers of the Company more difficult. The Board believes that adoption of these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders.

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

     For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

     The interests of the Board of Directors of the Company, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on page 15 of this Proxy Statement.

     In addition, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number and perhaps even a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

     The Company's current Amended and Restated Articles of Incorporation (the "California Articles") and current Bylaws (the "California Bylaws") do not contain certain provisions available to certain public companies under California law that deter hostile takeover attempts, such as elimination of cumulative voting, elimination of action by written consent of shareholders, supermajority voting requirements for amendment of certain provisions of the Company's charter documents and an advance notice requirement for shareholder proposals. These provisions will be provided for in the Company's new Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") for the Delaware Company, copies of which are attached as Appendices C and D, respectively, to this Proxy Statement. In addition, the Delaware Certificate and Delaware Bylaws will contain, among other things, provisions (i) classifying the Board into three classes, each elected for three-year terms, (ii) limiting the ability of the shareholders to remove any director without cause, and (iii) requiring a vacancy on the board resulting from an increase in the number of directors to be filled by the majority vote of the directors.

     In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

     The new provisions in the Company's charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because this provision may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and with enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed reincorporation beneficial to the Company, its management and its shareholders.

     The proposal to include these anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

     The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger, a copy of which is attached as Appendix B (the "Merger Agreement") to this Proxy Statement. The Delaware Company's name will also be Tivoli Industries, Inc. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     Following the effectiveness of the proposed reincorporation, each outstanding share of Common Stock of the Company will automatically convert into one (1) of Common Stock of the Delaware Company, and the shareholders of the Company will automatically become shareholders of the Delaware Company. In addition, each outstanding option, right or warrant to acquire shares of Common Stock of the Company will be converted into an option, right or warrant to acquire the identical number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans and director plans, including the Company's 1994 Stock Option Plan, 1995 Stock Option Plan, 1997 Equity Incentive Plan, and 1995 Non-Employee Directors' Stock Option Plan will be continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

     If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares entitled to vote.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, and by the California Articles and the California Bylaws, which have been adopted pursuant to California law. The California Articles and California Bylaws are available for inspection during business hours at the principal executive office of the Company. In addition, copies may be obtained by writing to Tivoli Industries, Inc., 1513 East St. Gertrude Place, Santa Ana, California 92705, Attention:
Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law, rather than California law (however, see "Application of California Law After Reincorporation"). The California Articles and California Bylaws, will, in effect, be replaced by the Delaware Certificate and the Delaware Bylaws. Accordingly, the differences among these documents and between Delaware and California law are relevant to your decision whether to approve the reincorporation proposal.

     A number of differences between California and Delaware law and among the various charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For each item summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

Issue                                         Delaware                                         California
----------------------       -----------------------------------------------   -------------------------------------------
Limitation of                Delaware law permits the limitation of            California law contains additional
 Liability of                liability of directors and officers to the        exceptions to the liability limitations of
 Directors and               Company except in connection with (i) breaches    directors and officers.
 Officers                    of the duty of loyalty; (ii) acts or omissions
  (see page 17).             not in good faith or involving intentional
                             misconduct or knowing violations of law; (iii)
                             the payment of unlawful dividends or unlawful
                             stock repurchases or redemptions; or (iv)
                             transactions in which a director received an
                             improper personal benefit.

Indemnification of           Delaware law permits somewhat broader             California law permits indemnification
 Directors and               indemnification and could result in               under certain circumstances, subject to
 Officers                    indemnification of directors and officers in      certain limitations.
(see page 17).               circumstances where California law would not
                             permit indemnification.

Cumulative Voting for        Cumulative voting is permitted under Delaware     California law permits Nasdaq National
 Directors                   law if allowed under the certificate.  The        Market corporations (which does not
(see page 19).               Delaware Certificate does not allow for           include Nasdaq-SmallCap corporations) with
                             cumulative voting.                                over 800 equity security holders to
                                                                               eliminate cumulative voting.  The Company
                                                                               is currently subject to cumulative voting.

        Issue                                 Delaware                                         California
----------------------       -----------------------------------------------   -------------------------------------------
Number of Directors          Determined solely by resolution of the Board.     Determined by Board within range set in
(see page 19).                                                                 the California Bylaws. Changes in the authorized
                                                                               range must be approved by a majority of the
                                                                               outstanding shares, and if the change decreases the
                                                                               number of directors below 5, it cannot be adopted if
                                                                               holders of 16-2/3% (or more) of the outstanding
                                                                               shares entitled to vote oppose such change.

Classified Board             The Delaware Certificate designates three         California law permits Nasdaq National
(see page 20).               classes of directors.                             Market corporations (which does not
                                                                               include Nasdaq-SmallCap corporations) with
                                                                               over 800 equity holders to adopt a
                                                                               classified board.  The California Company
                                                                               presently has a Board consisting of a
                                                                               single class of directors.

Removal of Directors         Removal with cause by the affirmative vote of     Removal with or without cause by the
 by Shareholders             a majority of the outstanding voting stock        affirmative vote of a majority of the
(see page 21).               entitled to vote at an election of directors;     outstanding voting stock, provided that
                             removal without cause by the affirmative vote     shares voting against removal could not
                             of the holders of at least 66-2/3% of the         elect such director under cumulative
                             outstanding shares of voting stock entitled to    voting.
                             vote at an election of directors.

Who May Call Special         The Board, the Chairman of the Board, the         The Board, the Chairman of the Board, the
 Shareholder Meeting         Chief Executive Officer, or holders of at         President or holders of 10% of the shares
(see page 22).               least 50% of the shares entitled to vote          entitled to vote at the special meeting.
                             at the special meeting.



Action by Written            Action by written consent not permitted by        Actions by written consent are permitted
 Consent of                  Delaware Certificate.  All stockholder action     by California Articles and California
 Shareholders in Lieu        must take place by a stockholder vote at a        Bylaws.
 of a Shareholder            meeting of stockholders.
 Vote at Shareholder
 Meeting (see page 22).

Tender Offer Statute         Restricts hostile two-step takeovers.             No comparable state law.
 (see page 23).

Amendment of                 Amendments to provisions relating to director     Amendments to the California Articles
 Certificate                 indemnification, management of the Delaware       require approval by a majority of the
(see page 25).               Company and certain other provisions of the       outstanding voting stock of the Company.
                             Delaware Certificate require approval by
                             66-2/3% of the outstanding voting stock.

Amendment of Bylaws          By the Board or the holders of 66-2/3% of the     By the Board or the holders of a majority
(see page 25).               outstanding voting stock.                         of the outstanding voting stock (other
                                                                               than changing the authorized range of
                                                                               directors, see "Number of Directors"
                                                                               above).

       Issue                                  Delaware                                         California
----------------------       -----------------------------------------------   -------------------------------------------
Loans to Officers and        Board may authorize if expected to benefit the    If the Company has outstanding shares of
 Directors                   Company.                                          record by 100 or more persons on the date
(see page 25).                                                                 of approval by the Board, the Board may
                                                                               authorize to officers, whether or not a
                                                                               director, and may adopt an employee plan
                                                                               authorizing such loans, if expected to
                                                                               benefit the Company.

Class Vote for               Generally not required unless a reorganization    A reorganization transaction must
 Reorganizations             adversely affects a specific class of stock.      generally be approved by a majority vote
(see page 26).                                                                 of each class of stock outstanding.

Right of Shareholders        Permitted for any purpose reasonably related      Permitted for any purpose reasonably
 to Inspect                  to such shareholder's interest as a               related to such shareholder's interest as
 Shareholder List            shareholder.                                      a shareholder.  Also, an absolute right to
(see page 26).                                                                 5% shareholders and certain 1%
                                                                               shareholders.

Appraisal Rights             Generally available if shareholders receive       Available in certain circumstances if the
(see page 26).               cash in exchange for the shares and in certain    holders of 5% of the class assert such
                             other circumstances.                              rights.

Dividends                    Paid from surplus (including paid-in and          Generally limited to the greater of (i)
(see page 27).               earned surplus or net profits).                   retained earnings or (ii) an amount which
                                                                               would leave the Company with assets of
                                                                               125% of liabilities and current assets of
                                                                               100% of current liabilities.

Other Responsive legislature and larger body of corporate case law in Delaware provides more predictable corporate legal environment in
                             Delaware.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charter documents eliminating the liability of a director to the corporation or its shareholders for monetary damage for breach of the director's fiduciary duty of care. Nevertheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made under California law without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware allows indemnification of such expenses without court approval.

     Indemnification is permitted by both California and Delaware law providing the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise). Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

CUMULATIVE VOTING FOR DIRECTORS

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative.

     Under California law cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes.

     Cumulative voting is not available under Delaware law unless so provided in the corporation's certificate of incorporation. The Delaware Certificate does not provide for cumulative voting.

OTHER MATTERS RELATING TO DIRECTORS

     Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the bylaws or the articles of incorporation, or permits the bylaws to provide that the number of directors may vary within a specified range, the exact number to be determined by the Board of Directors. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California Articles and Bylaws provide for a board of directors that may vary between three (3) and five (5) members, inclusive, and the Board of Directors has fixed the exact number of directors at five (5). California law also requires that any change in a fixed number of directors and any change in the range of a variable Board of Directors specified in the charter documents must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the charter documents). The California Bylaws require the vote of a majority of the outstanding shares to change the range of the Company's variable Board of Directors, provided that an amendment reducing the minimum number of directors to less than five cannot be adopted if votes cast against its adoption at a meeting or the shares not consenting to it in the case of action by written consent, are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

     Delaware law permits a board of directors to change the authorized number of directors by amendment to the bylaws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the certificate of incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

     Elections; Classified Board of Directors. California law generally provides that directors be elected annually but does permit a classified board when and if (i) a corporation is listed on the New York Stock Exchange or the American Stock Exchange, or (ii) the corporation's shares are traded on the Nasdaq National Market (which does not include the Nasdaq-SmallCap Market) and the corporation's securities are held by at least 800 shareholders (a "Listed Corporation"). The California Articles currently provide that directors be elected annually but also provide for a "classified" Board of Directors when and if the Company becomes a listed corporation. The directors of the California Company, who will also be the directors of the Delaware Company if the reincorporation proposal is approved, are set forth in Proposal 1.

     Delaware law permits, but does not require, the adoption of a classified board of directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. The Delaware Certificate and the Delaware Bylaws provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision").

     Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of stockholders following the implementation of the Classified Board Provision upon the filing of the Certificate of Incorporation; all directors in Class II would hold office until the second annual meeting of stockholders following such implementation of the Classified Board Provision; and all directors in Class III would hold office until the third annual meeting of the stockholders following such implementation of the Classified Board Provision and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death.

     If the reincorporation proposal is adopted, the directors of the Delaware Company, who are also the current directors of the Company, will be divided into classes as follows:

                   Class               Name
                   -----               ----
                    I                  Peter J. Shaw
                    II                 Vincent F. Monte
                    II                 Gordon C. Westerling
                   III                 Terrence C. Walsh
                   III                 Gerald E. Morris

     By approving Proposal 3, shareholders will be approving the Classified Board Provision, the election of the same directors as would be elected to the Board of Directors of the Company in the event Proposal 1 is approved by the shareholders, and the initial classification of directors set forth above.

     Classification of directors is likely to provide the Board of Directors with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's second year of service and at least one member of the Board of Directors would be in such member's third year of service. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to continuity and stability of leadership and policy, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future.

     Adoption of the Classified Board Provision may significantly extend the time required to elect a new majority to the Board of Directors. Presently, the California Articles allows a change in control of the Board of Directors by a majority of the Company's shareholders at a single annual meeting or special meeting of shareholders. With the Classified Board Provision, unless directors are removed, it will require at least two annual meetings of shareholders for a majority of shareholders that is less than a two-thirds majority to make a change in control of the Board of Directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors will also make it more difficult for shareholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

     The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling shareholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

     Removal of Directors. Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares, provided that the shares voted against removal would not be sufficient to elect the director by cumulative voting. The Delaware Certificate provides that the Company's directors can be removed (i) for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, and (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock entitled to vote. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law and its meaning has not been precisely delineated by the Delaware courts.

CAPITALIZATION; BLANK CHECK PREFERRED

     The Company's capital stock consists of 10,000,000 authorized shares of Common Stock, par value $0.001 per share, of which [3,778,671] shares were issued and outstanding as of January 22, 1999, and 1,000,000 authorized shares of Preferred Stock, par value $0.001 per share, of which no shares were issued and outstanding as of January 22, 1999.

     The Board has provided that the capital structure for the Delaware Company will be identical to the current capital structure of the Company. Accordingly, the capitalization of the Delaware Company has authorized capital stock of 10,000,000 shares of Common Stock, $0.001 par value, and 1,000,000 shares of Preferred Stock, $0.001 par value. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

     The authorized but unissued shares of Common Stock and Preferred Stock could be used by the Delaware Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Delaware Company. For example, without further stockholder approval, the Board could (i) adopt a "poison pill" which would, under certain circumstances related to an acquisition not approved by the Board of Directors, give certain holders the right to acquire additional shares of Common Stock at a low price, or (ii) sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Delaware Company to deter or prevent changes in control of the Delaware Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Common Stock or Preferred Stock, except as required by law or regulation.

     Under the Delaware Certificate, as under the California Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. See "Anti-Takeover Measures" below.

SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING

     Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws.
Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate and Delaware Bylaws provide that such a meeting may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the holders of at least 50% of the outstanding shares entitled to vote at such meeting. Pursuant to the Delaware Certificate and Delaware Bylaws, if the meeting is called by a person or persons other than the Board of Directors (i.e., by the Chairman of the Board or the Chief Executive Officer), the Board of Directors shall determine the time and the place of such meeting which shall be from 35 to 120 days after the receipt of the request of the meeting.

ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS

     Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permit a corporation to eliminate such actions by written consent in its charter. The California Articles and California Bylaws permit shareholders to act by written consent. The Delaware Certificate and Delaware Bylaws eliminate actions by written consent of shareholders.

     Elimination of the provision for shareholder written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of the ability of shareholders to act by written consent will deter hostile takeover attempts because of the lengthened shareholder approval process. The Board believes this provision, like the other provisions to be included in the Delaware Certificate and Delaware Bylaws, will enhance the Board's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     There is no specific statutory requirement under either California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date of the proxy statement released in connection with the previous year's annual meeting. Currently, the California Bylaws do not provide for any advance notice requirement.

     The Delaware Bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to the Secretary of the corporation. To be timely under the Delaware Bylaws, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Proper notice under the federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that stockholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

ANTI-TAKEOVER MEASURES

     Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are the establishment of a classified board of directors and the elimination of the right of shareholders to call special shareholders' meetings, each of which is described above. In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain.

     As discussed herein, certain provisions of the Delaware Certificate could be considered to be anti-takeover measures. The Company does not have any present intention of adopting any further anti-takeover measures (such as a shareholder rights plan), nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. However, as discussed above, numerous differences between California and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts.

     One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. California has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the Voting Stock, or (iii) the business combination is approved by the Board of Directors and authorized by 66-2/3% of the outstanding Voting Stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding Voting Stock, however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its shareholders. The Company has no present intention of opting out of the statute.

     There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of the Delaware Company's shareholders may deem to be in their best interests or in which shareholders may receive a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions may not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholders of the Company.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts, including without limitation, the disruption of the Company's business and the possibility of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction, are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

     In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Board of Directors of the Delaware Company (the "Delaware Board"). Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. Future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of 66-2/3% of the Voting Stock required for certain of the proposed amendments (as described below).

     If the reincorporation is approved it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

AMENDMENT OF CERTIFICATE

     The California Articles may be amended by the approval of a majority of the members of the Board of Directors and by the holders of a majority of the outstanding shares of the Company. The Delaware Certificate provides that the provisions relating to: (i) indemnification of officers and directors; (ii) the number, election and removal of directors; (iii) the amendment of the Delaware Bylaws; and (iv) certain other provisions, can only be amended by the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of the Delaware Company.

AMENDMENT OF BYLAWS

     The California Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority of the outstanding shares of the Company, except that a change in the authorized number of directors must be approved by the holders of a majority of the outstanding shares entitled to vote, and if the number of directors is decreased below five (5), such change may not be effected if votes cast against its adoption at a meeting, or the shares not consenting to it in the case of an action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote.

     Upon the effectiveness of the proposed reincorporation, the Delaware Board will be able to adopt, amend or repeal any of the Delaware Bylaws. The Delaware Bylaws may also be adopted, amended or repealed by the holders of at least 66-2/3% of the voting power of the outstanding capital stock of the Delaware Company.

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

     California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by a majority of the shareholders of a California corporation; provided, however, that if the Company has outstanding shares held of record by 100 or more persons on the date of approval by the Board of Directors, the Company may make loans to any officer, whether or not a director, or adopt an employee benefit plan authorizing such loans with approval of the Board of Directors alone, if the Board of Directors determines that such a loan may reasonably be expected to benefit the Company.

     Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

CLASS VOTE FOR CERTAIN REORGANIZATIONS

     With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the certificate of incorporation which adversely affects a specific class of shares.

     California law also requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness" hearing. This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters rights. Delaware law has no comparable provision.

INSPECTION OF SHAREHOLDER LISTS

     California law provides for an absolute right of inspection of the shareholder list for shareholders holding five percent (5%) or more of a corporation's outstanding voting shares or shareholders holding one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission (the "SEC"). Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

APPRAISAL RIGHTS

     Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of his shares, as determined by a court, in lieu of the consideration he would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

     Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 83-1/3% of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the reincorporation proposal.

     Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

VOTING AND APPRAISAL RIGHTS IN CERTAIN TRANSACTIONS

     Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding section.

DIVIDENDS

     Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

DISSOLUTION

     Under California law, shareholders holding 50% or more of the outstanding voting power may dissolve the corporation without the approval of the Board of Directors. Under Delaware law, dissolution requires either the approval of the Board of Directors and a majority of the outstanding shares, or unanimous approval of the stockholders.

APPLICATION OF CALIFORNIA LAW AFTER REINCORPORATION

     California law provides that if (i) the average of certain property, payroll and sales factors (the "Factor Test") results in a finding that more than 50% of the Delaware Company's business is conducted in California, (ii) more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California for the Company's last fiscal year, and (iii) the Company does not qualify for any exemptions (discussed below), then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation. Exempted companies include companies with its outstanding securities listed on the Nasdaq National Market (which does not include the Nasdaq-SmallCap Market) if the company has at least 800 shareholders as of the record date of its most recent annual meeting of shareholders, or companies with its outstanding securities listed on the New York Stock Exchange or the American Stock Exchange. Because 50% or less of the Company's business is conducted in California, the Company does not satisfy the Factor Test and, therefore, California law will not initially apply to the Delaware Company if the reincorporation is approved.

     If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized by the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same aggregate tax basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Delaware Company capital stock received in exchange for stock of the Company which was Qualified Small Business Stock (as defined in Section 1202(c) of the Internal Revenue Code) will continue to constitute Qualified Small Business Stock. The Company has not obtained and will not obtain a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the tax consequences of the reincorporation.

     The foregoing is only a summary of certain federal income tax consequences of the reincorporation. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the reincorporation, including the applicability of the laws of any state or other jurisdiction.

BOARD RECOMMENDATION

     The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the California Corporations Code and to the Delaware General Corporation Law. In addition, both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

     A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, the adoption and assumption by the Delaware Company of each of the Company's stock option, stock purchase and employee benefit plans and all other aspects of this Proposal 3.

REQUIRED VOTE

     The affirmative vote of at least a majority of the outstanding shares of the Company's voting stock entitled to vote is required for approval of the reincorporation. Abstentions and broker non-votes will have the same effect as negative votes.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                                  PROPOSAL 4

               Ratification of Selection of Independent Auditors

     The Board of Directors has selected Corbin & Wertz as the Company's independent auditors for the fiscal year ending September 30, 1999, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Corbin & Wertz has audited the Company's financial statements since September 1993. Representatives of Corbin & Wertz are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     Shareholder ratification of the selection of Corbin & Wertz as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Corbin & Wertz to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Corbin & Wertz.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
W                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 1998, by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock.

                                                                 Beneficial Ownership (1)
                                                                 Number of    Percent of
Beneficial Owner and Address                                      Shares        Total
----------------------------                                      ------        -----
Terrence C. Walsh..........................................      1,116,000      29.5%
1513 East St. Gertrude Place
Santa Ana, CA 92705

Charles F. Kimmel (2)......................................        124,666       3.2%

Alva L. Stevens (3)........................................        257,033       6.8%
250 Tim Ct.
Danville, CA 94526

Vincent F. Monte (4).......................................        136,100       3.5%

Gerald E. Morris (5).......................................         59,426       1.6%

Peter J. Shaw..............................................          2,000          *

Gordon C. Westerling.......................................         75,000       2.0%

All executive officers and directors.......................      1,438,192      36.0%
as a group (6 persons) (6)

--------------------------
*    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,778,671 shares outstanding on December 31, 1998, adjusted as required by rules promulgated by the SEC.

(2) Includes 104,166 shares subject to stock options exercisable within 60 days of December 31, 1998.

(3) Represents 209,300 shares held by A. L. Stevens, Inc. Money Purchase Plan and Trust and 26,900 held by Mr. Stevens individually. Includes 20,833 shares subject to stock options exercisable within 60 days of December 31, 1998.

(4) Includes 49,000 shares subject to stock options exercisable within 60 days of December 31, 1998, and 25,000 shares subject to warrants exercisable within 60 days of December 31, 1998.

(5) Includes 10,000 shares held by Intalite International N.V., a corporation of which Mr. Morris is President and Chief Executive Officer, a director and controlling shareholder, and, as such, he may be deemed to have sole voting and investment power over all of such shares and therefore may be deemed a beneficial owner of such shares. Includes 15,000 shares subject to stock options exercisable within 60 days of December 31, 1998, and 25,000 shares subject to warrants exercisable within 60 days of December 31, 1998.

(6) Includes 168,166 shares subject to stock options exercisable within 60 days of December 31, 1998 and 50,000 shares subject to warrants exercisable within 60 days of December 31, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with, except that Mr. Shaw inadvertently filed his initial statement of beneficial ownership on Form 3 late upon joining the Company.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives a per-meeting fee of $250.00. In the fiscal year ended September 30, 1998, the total compensation paid to non-employee directors was $1,250.00 in the aggregate. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

     Each non-employee director also receives stock option grants under the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as "incentive stock options" within the meaning of the Code. Option grants under the Directors' Plan are non-discretionary. Each person who is elected for the first time after February 1995 to be a non-employee director, is automatically granted, without further action by the Company, an option to purchase 25,000 shares of Common Stock upon the date of his or her initial election. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of the option grant. The options generally vest at a rate of 20% per year, beginning one year from the date of grant, and expire ten years from the date of grant. In the event of a merger, consolidation, reverse merger or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Directors' Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such reorganization.

     In connection with his election to the Company's Board of Directors, on July 8, 1998, the Company granted Mr. Shaw an option to purchase 25,000 shares of the Company's Common Stock at an exercise price of $1.188 per share. As of December 31, 1998, no options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows for the fiscal years ended September 30, 1996, 1997 and 1998, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and the other executive officer of the Company who received compensation of more than $100,000 in fiscal 1998 (the "Named Executive Officers"):

                                                SUMMARY COMPENSATION TABLE
                                                                                                    Long-Term
                                                                                                   Compensation

                                                          Annual Compensation                          Awards
                                                                                  Other               Securities
Name and Principal                                                                Annual              Underlying
    Position                      Year         Salary            Bonus         Compensation            Options
Terrence C. Walsh,                1996       $103,788              --           $11,143/1/               --
Chief Executive Officer           1997        124,647              --            11,143/1/               --
                                  1998        140,539              --            20,256/2/               --

Charles F. Kimmel,/3/             1996             --              --                --                  --
President and Chief               1997       $ 34,423              --                --             250,000
 Operating Officer                1998        115,826              --           $11,470/4/               --

------------------
/1/  Represents automobile allowance and reimbursements.

/2/  Represents automobile allowance of $11,143 and other benefits of $9,113.

/3/  Mr. Kimmel joined the Company in June 1997.

/4/ Represents automobile allowance of $6,000 and COBRA reimbursement of $5,470.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its 1994 Stock Option Plan (the "1994 Plan"), its 1995 Stock Option Plan (the "1995 Plan"), and its 1997 Equity Incentive Plan (the "1997 Plan"). As of December 31, 1998, options to purchase a total of 355,000 shares of the Company's Common Stock were outstanding under the 1994 Plan, and options to purchase 15,000 shares remained available for grant thereunder. Options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of each grant. The options generally vest at a rate of 20% per year, beginning one year from the date of grant, and expire ten years from the date of grant.

     As of December 31, 1998, options to purchase a total of 187,000 shares of the Company's Common Stock were outstanding under the 1995 Plan, and options to purchase 63,000 shares remained available for grant thereunder. Options were granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant. The options generally vest at a rate of 20% per year, beginning one year from the date of grant, and expire ten years from the date of grant. In the event of a merger, consolidation, reverse merger or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, any surviving corporation shall assume any options outstanding under the 1995 Plan, or substitute equivalent options; in the event any surviving corporation refuses to assume or substitute options, then such options shall be terminated if not exercised prior to such reorganization.

     As of December 31, 1998, options to purchase a total of 275,000 shares of the Company's Common Stock were outstanding under the 1997 Plan, and options to purchase 115,000 shares remained available for grant thereunder. Options were granted at an exercise price equal to the fair market value of the of the Company's Common Stock at the date of each grant. The options generally vest at a rate of 25% per year, beginning one year from the date of grant, and expire ten years from the date of grant.

     During the fiscal year ended September 30, 1998, there were no stock options granted to the Named Executive Officers. No stock options were exercised by the Named Executive Officers during the fiscal year ended September 30, 1998.

     The Company has not adopted any long-term incentive plan. During the fiscal year ended September 30, 1998, the Company did not amend or adjust the exercise price of stock options awarded to any of the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information regarding exercised stock options and the number and value of securities underlying unexercised options held by the Named Executive Officers at September 30, 1998.


                                                       Number of Securities
                          Shares                      Underlying Unexercised         Value of Unexercised
                         Acquired       Value            Options at Fiscal          In-the-Money Options at
                        on Exercise    Realized              Year-End                   Fiscal Year-End
  Name                     (#)          ($)                   (#) (1)                        ($)
                                                      Exercisable/Unexercisable     Exercisable/Unexercisable
Terrence C. Walsh           --           --                -- / --                        -- / --
Charles F. Kimmel           --           --            78,125 / 171,875                   -- / --

___________________
(1) Includes both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with an exercise price below the fair market value of the Company's Common Stock; "out-of-the-money" options are options with an exercise price equal to or above the fair market value of the Company's Common Stock.

                             EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement with Terrence C. Walsh on May 1, 1997 (which replaced in its entirety a previous employment agreement between the Company and Mr. Walsh), for a term of three (3) years. Under the employment agreement, the annual base salary of Mr. Walsh is $140,000. The base salary is to be increased by not less than 5% a year, and Mr. Walsh is entitled to receive such bonuses, if any, as are determined each year by the Company's Compensation Committee. Mr. Walsh's employment agreement provides that in the event of a voluntary termination of employment for "good reason" (defined as constructive termination of employment by the Company due to a substantial, detrimental alteration in the officer's duties, a failure to pay or maintain agreed upon compensation or benefits, or requiring the officer to relocate to a location more than fifty miles from the Company's current headquarters), or an involuntary termination of employment without cause, such officer will receive a lump sum in cash equal to (a) the amount of the base salary that would have been payable over the remainder of the term of the agreement had such officer not been terminated (subject to minimum amount equal to twenty four months' base salary; such twenty four month period being a "Minimum Severance Period"), and
(b) the amount of annual bonus that would have been payable for the Minimum Severance Period for such officer, which is deemed to be equal to the average annual bonus received by such officer during the three years preceding the date of termination in which a bonus was paid.

                             CERTAIN TRANSACTIONS


     In September 1996, the Company extended a loan of $50,000 to Terrence C. Walsh, the Chief Executive Officer and then President of the Company. The loan bears interest at a 6% annualized rate and is due and payable in September 1999. The loan is collateralized by 70,000 shares of the Company's Common Stock owned by Mr. Walsh.

     In March 1997, the Company entered into an agreement with Hill Thompson Capital Markets Inc. ("Hill Thompson") under which Hill Thompson would provide certain investment banking services to the Company. In exchange for providing such services, during the fiscal year ended September 30, 1997, the Company granted Hill Thompson warrants to purchase an aggregate of 100,000 shares of the Company's Common Stock, and, during the fiscal year ended September 30, 1998, the Company granted Hill Thompson warrants to purchase an aggregate of 75,000 shares of the Company's Common Stock (collectively, the "Hill Thompson Warrants"). The agreement also provides that Hill Thompson will pay Gerald E. Morris, a director of the Company, a finder's fee in the amount of 20% of all consideration paid to Hill Thompson by the Company. Accordingly, Mr. Morris is entitled to receive from Hill Thompson 20% of the Hill Thompson Warrants.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                  By Order of the Board of Directors



                                  Terrence C. Walsh
                                  Chairman and Chief Executive Officer

January [27], 1999

     A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended September 30, 1998, is available without charge upon written request to: Corporate Secretary, Tivoli Industries, Inc., 1513 St. Gertrude Place, Santa Ana, CA 92705.

                                                                      APPENDIX A

                          CERTIFICATE OF AMENDMENT OF
                     RESTATED ARTICLES OF INCORPORATION OF
                            TIVOLI INDUSTRIES, INC.

     The undersigned certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of Tivoli Industries, Inc., a California corporation.

     2. Article Three of the Restated Articles of Incorporation of this corporation is amended to read in full as follows:

          "Three: This corporation is authorized to issue two classes of shares designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 10,000,000, par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is 1,000,000, par value $0.001. The Board of Directors of this corporation is authorized to determine the number of series into which shares of the Preferred Stock may be divided, to determine the rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock or any series thereof or any holders thereof, to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock or the holders thereof, to fix the number of shares constituting any series prior to the issuance of shares of that series, and to increase or decrease, within the limits stated in any resolution or resolutions of the board originally fixing the number of shares constituting any series (but not below the number of shares of such series then outstanding), the number of shares of any such series subsequent to the issue of shares of that series. Upon the filing of this Certificate of Amendment of the Restated Articles of Incorporation, every three (3) outstanding shares of Common Stock shall be combined into, and reconstituted as, one (1) share of Common Stock.
     No fractional shares shall issue, and cash at "fair market value" shall be paid in lieu of fractional shares. "Fair market value" shall be determined as the average of the last reported sale prices of the Common Stock on the SmallCap Market of the Nasdaq Association of Securities Dealers Automated Quotations System or other such exchange over the twenty (20) consecutive business days immediately preceding the date of filing of this Certificate of Amendment of the Restated Articles of Incorporation."

     3. The foregoing amendment of the Restarted Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 3,778,671 shares of Common Stock. The percentage vote required is more than 50% of the outstanding shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  ____________, 1999


                                       _________________________________________
                                       Terrence C. Walsh
                                       Chairman and Chief Executive Officer



                                       _________________________________________
                                       Charles F. Kimmel
                                       Secretary

                                                                      APPENDIX B

                         AGREEMENT AND PLAN OF MERGER


     This Agreement And Plan Of Merger (hereinafter called the "Merger Agreement") is made as of ______________, 19___, by and between Tivoli Industries, Inc., a California corporation ("Tivoli California"), and Tivoli Merger Sub Corp., a Delaware corporation ("Tivoli Delaware"). Tivoli California and Tivoli Delaware are sometimes referred to herein as the "Constituent Corporations."

     The authorized capital stock of Tivoli California consists of Ten Million (10,000,000) shares of Common Stock, par value $0.001, and One Million (1,000,000) shares of Preferred Stock, par value $0.001. The authorized capital stock of Tivoli Delaware, upon effectuation of the transactions set forth in this Merger Agreement, will consist of Ten Million (10,000,000) of Common Stock, par value $0.001, and One Million (1,000,000) shares of Preferred Stock, par value $0.001.

     The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Tivoli California merge with and into Tivoli Delaware upon the terms and conditions herein provided.

     Now, Therefore, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Tivoli California shall merge with and into Tivoli Delaware on the following terms, conditions and other provisions:

I.   Terms And Conditions.

     1.1 Merger. Tivoli California shall be merged with and into Tivoli Delaware (the "Merger"), and Tivoli Delaware shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of the State of Delaware (the "Effective Date").

     1.2 Name Change. On the Effective Date, the name of Tivoli Delaware shall be Tivoli Industries, Inc.

     1.3 Succession. On the Effective Date, Tivoli Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Tivoli California, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on any and all accounts, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving

Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their respective shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.5 Common Stock of Tivoli California and Tivoli Delaware. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders, each share of Common Stock of Tivoli California issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of the Common Stock of Tivoli Delaware and each share of Common Stock of Tivoli Delaware issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.6 Preferred Stock of Tivoli California and Tivoli Delaware. Tivoli California has no issued and outstanding shares of Preferred Stock to be converted into fully paid and nonassessable shares of Preferred Stock of Tivoli Delaware.

     1.7 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Tivoli California shall be deemed for all purposes to evidence ownership of and to represent the shares of Tivoli Delaware into which the shares of Tivoli California represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Tivoli Delaware evidenced by such outstanding certificate as above provided.

     1.8 Options. On the Effective Date, the Surviving Corporation will assume and continue Tivoli California's 1994 Stock Option Plan, 1995 Stock Option Plan, 1995 Non-Employee Directors' Stock Option Plan and 1997 Equity Incentive Plan, in each case as amended, and the outstanding and unexercised portions of all options to purchase Common Stock of Tivoli California, including without limitation, all options outstanding under such stock plans and any other outstanding options, shall be converted into options of Tivoli Delaware, such that an option for one (1) share of Tivoli California shall be converted into an option for one (1) share of Tivoli Delaware, with no change in the exercise price of the Tivoli Delaware option. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, Tivoli Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of Tivoli California with respect thereto.

     1.9 Warrants. On the Effective Date, the Surviving Corporation will assume and continue warrants of Tivoli California and the outstanding and unexercised portions of all warrants, including without limitation all warrants to purchase shares of Common Stock outstanding and any other outstanding warrants, shall be converted into warrants of Tivoli Delaware, such that a warrant for one (1) share of Tivoli California shall be converted into a warrant for one (1) share of Tivoli Delaware, with no change in the exercise price of the Tivoli Delaware warrant. No other changes in the terms and conditions of such warrants will occur. Effective on the Effective Date, Tivoli Delaware hereby assumes the outstanding and unexercised portions of such warrants and the obligations of Tivoli California with respect thereto.

     1.10 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of Tivoli California under any and all employee benefit plans in effect as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of Tivoli Delaware Common Stock with respect to each such employee benefit plan as is proportional to the number of shares of Tivoli California Common Stock (if any) so reserved on the Effective Date.

II.  Charter Documents, Directors And Officers.

     2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of Tivoli Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, except that Article I of the Certificate of Incorporation and Bylaws of the Surviving Corporation shall, effective upon the filing of this Merger Agreement with the Secretary of State of the State of Delaware, be amended to read in its entirety as follows: "The name of this corporation is Tivoli Industries, Inc."

     2.2 Directors. The directors of Tivoli California immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 Officers. The officers of Tivoli California immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

III.  Miscellaneous.

     3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Tivoli California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Tivoli

California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Tivoli California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the shareholders of Tivoli California, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Tivoli California, the principal terms may not be amended without the further approval of the shareholders of Tivoli California) as may be determined in the judgment of the respective Board of Directors of Tivoli Delaware and Tivoli California to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Conditions to Merger. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

     (a) the Merger shall have been approved by the shareholders of Tivoli California in accordance with applicable provisions of the General Corporation Law of the State of California; and

     (b) Tivoli California, as sole stockholder of Tivoli Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

     (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Tivoli California to be material to consummation of the Merger shall have been obtained.

     3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Tivoli California or Tivoli Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Tivoli California or Tivoli Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Tivoli California and Tivoli Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Tivoli California shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     In Witness Whereof, this Merger Agreement, having first been duly approved by the Board of Directors of Tivoli California and Tivoli Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.


                                    Tivoli Industries, Inc.
                                    a California corporation



                                    By________________________________________
                                          TERRENCE C. WALSH
                                          Chairman and Chief Executive Officer


Attest:



______________________________
CHARLES F. KIMMEL
Secretary


                                    Tivoli Merger Sub
                                    a Delaware corporation



                                    By________________________________________
                                          TERRENCE C. WALSH
                                          Chairman and Chief Executive Officer



Attest:



______________________________
CHARLES F. KIMMEL
Secretary

                                                                      APPENDIX C

                         CERTIFICATE OF INCORPORATION
                                      OF
                               TIVOLI MERGER SUB CORP.

     The undersigned, a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                      I.

     The name of this corporation is TIVOLI MERGER SUB CORP.

                                      II.

     The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

                                     III.

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Eleven Million (11,000,000) shares. Ten Million (10,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). One Million (1,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law ("DGCL"), to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                      V.

     For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     A.

          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

          2.   Board of Directors.

               a. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. During such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), this Section A.2.a of this
Article V shall become effective and be applicable only when the corporation is a "listed" corporation within the meaning of Section 301.5 of the CGCL.

               b. In the event that the corporation is subject to Section 2115(b) of the CGCL and is not a "listed" corporation or ceases to be a "listed" corporation under Section 301.5 of the CGCL, Section A.2.a. of this Article V shall not apply and all directors shall be shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

               c. No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to Section 2115(b) of the CGCL and is not a "listed" corporation or ceases to be a "listed" corporation under Section 301.5 of the CGCL. During this time, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting, and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

          Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3.   Removal of Directors.

               a.   During such time or times that the corporation is subject to
Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

               b.   At any time or times that the corporation is not subject to
Section 2115(b) of the CGCL and subject to any limitations imposed by law, Section A.3.a. above shall no longer apply and removal shall be as provided in
Section 141(k) of the DGCL.

          4.   Vacancies.

               a. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

               b. If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board

(as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.

               c.   At any time or times that the corporation is subject to
Section 2115(b) of the CGCL, if, after the filling of any vacancy by the directors then in office who have been elected by stockholders shall constitute less than a majority of the directors then in office, then

                    (i) Any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders; or

                    (ii) The Superior Court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of stockholders, to be held to elect the entire board, all in accordance with Section 305(c) of the CGCL. The term of office of any director shall terminate upon that election of a successor.

     B.

          1. Bylaw Amendments. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

          2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

          3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws.

          4. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                      VI.

     A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

     B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the CGCL) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or through shareholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject, at any time or times the corporation is subject to Section 2115(b) to the limits on such excess indemnification set forth in Section 204 of the CGCL.

     C. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                     VII.

     A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

                                     VIII.

     The name and the mailing address of the Sole Incorporator is as follows:

               Name                         Mailing Address
               Thomas L. MacMitchell        Cooley Godward llp
                                            Five Palo Alto Square
                                            3000 El Camino Real
                                            Palo Alto, CA 94306

     In Witness Whereof, this Certificate has been subscribed this ____ day of ________________, ______, by the undersigned who affirms that the statements made herein are true and correct.



                                       -----------------------------------
                                       Thomas L. MacMitchell
                                       Sole Incorporator

                                                                      APPENDIX D









                                     BYLAWS

                                       OF

                            TIVOLI MERGER SUB CORP.

                           (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I             OFFICES.....................................................................................    1

     Section 1        Registered Office...........................................................................    1

     Section 2        Other Offices...............................................................................    1

ARTICLE II            CORPORATE SEAL..............................................................................    1

     Section 3        Corporate Seal..............................................................................    1

ARTICLE III           STOCKHOLDERS' MEETINGS......................................................................    1

     Section 4        Place Of Meetings...........................................................................    1

     Section 5        Annual Meetings.............................................................................    1

     Section 6        Special Meetings............................................................................    4

     Section 7        Notice Of Meetings..........................................................................    5

     Section 8        Quorum......................................................................................    5

     Section 9        Adjournment And Notice Of Adjourned Meetings................................................    6

     Section 10       Voting Rights...............................................................................    6

     Section 11       Joint Owners Of Stock.......................................................................    6

     Section 12       List Of Stockholders........................................................................    6

     Section 13       Action Without Meeting......................................................................    7

     Section 14       Organization................................................................................    7

ARTICLE IV            DIRECTORS...................................................................................    7

     Section 15       Number And Term Of Office...................................................................    7

     Section 16       Powers......................................................................................    8

     Section 17       Classes of Directors........................................................................    8

     Section 18       Vacancies...................................................................................    9

     Section 19       Resignation.................................................................................    9

     Section 20       Removal.....................................................................................   10

     Section 21       Meetings....................................................................................   10

     Section 22       Quorum And Voting...........................................................................   11

     Section 23       Action Without Meeting......................................................................   11

     Section 24       Fees And Compensation.......................................................................   11

     Section 25       Committees..................................................................................   12

                                       I

                               TABLE OF CONTENTS
                                 (CONTINUED)


     Section 26       Organization................................................................................   13

ARTICLE V             OFFICERS....................................................................................   13

     Section 27       Officers Designated.........................................................................   13

     Section 28       Tenure And Duties Of Officers...............................................................   13

     Section 29       Delegation Of Authority.....................................................................   15

     Section 30       Resignations................................................................................   15

     Section 31       Removal.....................................................................................   15

ARTICLE VI            EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION........   15

     Section 32       Execution Of Corporate Instruments..........................................................   15

     Section 33       Voting Of Securities Owned By The Corporation...............................................   16

ARTICLE VII           SHARES OF STOCK.............................................................................   16

     Section 34       Form And Execution Of Certificates..........................................................   16

     Section 35       Lost Certificates...........................................................................   16

     Section 36       Transfers...................................................................................   17

     Section 37       Fixing Record Dates.........................................................................   17

     Section 38       Registered Stockholders.....................................................................   17

ARTICLE VIII          OTHER SECURITIES OF THE CORPORATION.........................................................   18

     Section 39       Execution Of Other Securities...............................................................   18

ARTICLE IX            DIVIDENDS...................................................................................   18

     Section 40       Declaration Of Dividends....................................................................   18

     Section 41       Dividend Reserve............................................................................   18

ARTICLE X             FISCAL YEAR.................................................................................   19

     Section 42       Fiscal Year.................................................................................   19

ARTICLE XI            INDEMNIFICATION.............................................................................   19

     Section 43       Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents   19

ARTICLE XII           Notices.....................................................................................   22

     Section 44       Notices.....................................................................................   22

ARTICLE XIII          AMENDMENTS..................................................................................   24

                                       II

                               TABLE OF CONTENTS
                                  (CONTINUED)


     Section 45       Amendments..................................................................................   24

ARTICLE XIV           LOANS TO OFFICERS...........................................................................   24

     Section 46       Loans To Officers...........................................................................   24


                                      III

                                    BYLAWS

                                      OF

                            TIVOLI MERGER SUB CORP.

                           (A DELAWARE CORPORATION)


                                   ARTICLE I

                                    OFFICES

     Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle. (Del. Code Ann., tit. 8, (S) 131)

     Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require. (Del. Code Ann., tit. 8, (S) 122(8))

                                  ARTICLE II

                                CORPORATE SEAL

     Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. (Del. Code Ann., tit. 8, (S) 122(3))

                                  ARTICLE III

                             STOCKHOLDERS' MEETINGS

     Section 4. Place Of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof. (Del. Code Ann., tit. 8, (S) 211(a))

     Section 5.  Annual Meetings.

        (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. (Del. Code Ann., tit. 8, (S) 211(b)).

        (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the General Corporation Law of Delaware, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

          (c) Notwithstanding anything in the second sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

          (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

          (e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

          (f) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

     Section 6.  Special Meetings.

          (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), or (iv) by the holders of shares entitled to cast not less than fifty percent (50%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix. At any time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), stockholders holding five percent (5%) or more of the outstanding shares shall have the right to call a special meeting of stockholders as set forth in Section 18(c) herein.

          (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

          (c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth
(90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     Section 7. Notice Of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Del. Code Ann., tit. 8, (S)(S) 222, 229)

     Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any m eeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast by the holders of shares of such class or classes or series shall be the act of such class or classes or series. (Del. Code Ann., tit. 8, (S) 216)

     Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, (S) 222(c))

     Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. (Del. Code Ann., tit. 8, (S)(S) 211(e), 212(b))

     Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the Delaware General Corporation Law, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest. (Del. Code Ann., tit. 8, (S) 217(b))

     Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present. (Del. Code Ann., tit. 8, (S) 219(a))

     Section 13.  Action Without Meeting.

          (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

     Section 14.  Organization.

          (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

         (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                  ARTICLE IV

                                   DIRECTORS

     Section 15. Number And Term Of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. (Del. Code Ann., tit. 8, (S)(S) 141(b), 211(b), (c))

     Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, (S) 141(a))

     Section 17.  Classes of Directors.

          (a) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, during such time or times that the corporation is not subject to (S)2115(b) of the CGCL, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of every three annual meetings of stockholders (assuming the corporation is not subject to (S)2115(b) of the CGCL), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of every three annual meetings of stockholders (assuming the corporation is not subject to (S)2115(b) of the CGCL), the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of every three annual meetings of stockholders (assuming the corporation is not subject to (S)2115(b) of the CGCL), the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years.

          (b) In the event that the corporation is subject to (S)2115(b) of the CGCL at any time, or from time to time, Section 17(a) of these Bylaws shall not apply and all directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

          (c) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to (S)2115(b) of the CGCL. During such time or times that the corporation is subject to (S)2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

     Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 18. Vacancies.

          (a) Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director. (Del. Code Ann., tit. 8, (S) 223(a), (b))

          (b) If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the Delaware General Corporation Law. (Del. Code Ann., tit. 8, (S) 223(c))

          (c) At any time or times that the corporation is subject to Section 2115(b) of the CGCL, if, after the filling of any vacancy, the directors then in office who have been elected by stockholders shall constitute less than a majority of the directors then in office, then

              (1) Any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders; or

              (2) The Superior Court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of stockholders, to be held to elect the entire board, all in accordance with Section 305(c) of the CGCL. The term of office of any director shall terminate upon that election of a successor.

     Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, (S)(S) 141(b), 223(d))

     Section 20. Removal.

          (a) During such time or times that the corporation is subject to
Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

          (b) Following any date on which the corporation is no longer subject to Section 2115(b) of the CGCL and subject to any limitations imposed by law,
Section 20(a) above shall no longer apply and removal shall be as provided in
Section 141(k) of the Delaware General Corporation Law.

     Section 21. Meetings.

          (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          (b) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors. No formal notice shall be required for regular meetings of the Board of Directors. (Del. Code Ann., tit. 8, (S) 141(g))

          (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors (Del. Code Ann., tit. 8, (S) 141(g))

          (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. (Del. Code Ann., tit. 8, (S) 141(I))

          (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. (Del. Code Ann., tit. 8, (S) 229)

          (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8, (S) 229)

     Section 22. Quorum And Voting.

          (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. (Del. Code Ann., tit. 8, (S) 141(b))

          (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8,
(S) 141(b))

     Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. (Del. Code Ann., tit. 8, (S) 141(f))

     Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor. (Del. Code Ann., tit. 8, (S) 141(h))

     Section 25. Committees.

          (a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation. (Del. Code Ann., tit. 8, (S) 141(c))

          (b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws. (Del. Code Ann., tit. 8, (S) 141(c))

          (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to any requirements of any outstanding series of preferred Stock and the provisions of subsections (a) or
(b) of this Bylaw, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, (S)141(c))

          (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code Ann., tit. 8, (S)(S) 141(c), 229)

     Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                   OFFICERS

     Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors. (Del. Code Ann., tit. 8, (S)(S) 122(5), 142(a), (b))

     Section 28.  Tenure And Duties Of Officers.

          (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. (Del. Code Ann., tit. 8, (S) 141(b), (e))

          (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28. (Del. Code Ann., tit. 8, (S) 142(a))

          (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. (Del. Code Ann., tit. 8, (S) 142(a))

          (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, (S) 142(a))

          (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, (S) 142(a))

          (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief

Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, (S) 142(a))

     Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, (S) 142(b))

     Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                  ARTICLE VI

    EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE
                                  CORPORATION

     Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, (S)(S) 103(a), 142(a), 158)

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, (S)(S) 103(a), 142(a), 158).

     Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President. (Del. Code Ann., tit. 8, (S) 123)

                                  ARTICLE VII

                                SHARES OF STOCK

     Section 34. Form And Execution Of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. (Del. Code Ann., tit. 8, (S) 158)

     Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. (Del. Code Ann., tit. 8, (S) 167)

     Section 36.  Transfers.

          (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. (Del. Code Ann., tit. 8, (S) 201, tit. 6, (S) 8-401(1))

          (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law. (Del. Code Ann., tit. 8, (S) 160 (a))

     Section 37.  Fixing Record Dates.

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten
(10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, (S) 213)

     Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, (S)(S) 213(a), 219)

                                 ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

     Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                   DIVIDENDS

     Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law. (Del. Code Ann., tit. 8,
(S)(S) 170, 173)

     Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, (S) 171)

                                   ARTICLE X

                                  FISCAL YEAR

     Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                  ARTICLE XI

                                INDEMNIFICATION

     Section 43. Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents.

          (a) Directors And Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

          (b) Other Officers, Employees and Other Agents. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.

          (c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

          (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

          (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law, or by any other applicable law.

          (f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (g) Insurance. To the fullest extent permitted by the Delaware General Corporation Law or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

          (h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

          (i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full to the full extent under any other applicable law.

          (j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

              (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

              (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

              (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

              (4) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

              (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII

                                    NOTICES

     Section 44.  Notices.

          (a) Notice To Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent. (Del. Code Ann., tit. 8, (S) 222)

          (b) Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

          (c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained. (Del. Code Ann., tit. 8, (S) 222)

          (d) Time Notices Deemed Given. All notices given by mail or by overnight delivery service, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

          (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

          (f) Failure To Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

          (g) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

          (h) Notice To Person With Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the

Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph. (Del. Code Ann, tit. 8, (S) 230)

                                 ARTICLE XIII

                                  AMENDMENTS

     Section 45. Amendments. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV

                               LOANS TO OFFICERS


     Section 46. Loans To Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute. (Del. Code Ann., tit. 8, (S)143)

                            TIVOLI INDUSTRIES, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 1999

  The undersigned hereby appoints Terrence C. Walsh and Charles F. Kimmel, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Tivoli Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Tivoli Industries, Inc. to be held at the Doubletree Hotel, Seven Hulton Center Drive, Santa Ana, California, on Wednesday, March 17, 1999, at 1:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

  Unless a contrary instruction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3, and 4, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

    Management recommends a vote FOR the nominees for director listed below.

Proposal 1: To elect directors whether by cumulative voting or otherwise, to hold office until the next Annual Meeting of Shareholders and until their successors are elected.

       [_] For all nominees listed
        below
        (except as marked to the     [_] Withhold authority to vote for
        contrary below).              all nominees listed below.

Nominees: Terrence C. Walsh, Vincent F. Monte, Gerald E. Morris, Peter J. Shaw, Gordon C. Westerling

To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

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                                                       (Continued on other side)


                                                     (Continued from other side)
             Management recommends a vote FOR Proposals 2, 3 and 4.

Proposal 2: To approve an amendment to the Company's Amended and Restated
     Articles of Incorporation to effect, at any time prior to the 2000 annual meeting of shareholders or at no time in the sole discretion of the Board of Directors, a reverse stock split whereby the Company would issue one
     (1) new share of the Company's Common Stock in exchange for three (3) shares of the Company's outstanding Common Stock.
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

Proposal 3: To approve the reincorporation of the Company in Delaware and related changes to the rights of shareholders.
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

Proposal 4: To ratify selection of Corbin & Wertz as independent auditors of the Company for its fiscal year ending September 30, 1999.
                     FOR [_]    AGAINST [_]    ABSTAIN [_]

                                             Dated: _______________

                                             ----------------------

                                             ----------------------
                                                  Signature(s)
                                             Please sign exactly
                                             as your name appears
                                             hereon. If the stock
                                             is registered in the
                                             names of two or more
                                             persons, each should
                                             sign. Executors,
                                             administrators,
                                             trustees, guardians
                                             and attorneys-in-fact
                                             should add their
                                             titles. If signer is
                                             a corporation, please
                                             give full corporate
                                             name and have a duly
                                             authorized officer
                                             sign, stating title.
                                             If signer is a
                                             partnership, please
                                             sign in partnership
                                             name by authorized
                                             person.

    Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.